EXHIBIT 10.1

THIS SECOND AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT dated as of December 11, 2014.

BY AND AMONG:

RGLD GOLD AG (f/k/a RGL ROYALTY AG), a Swiss Corporation

(the “Purchaser”),

TERRANE METALS CORP., a corporation amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metals Corp.

(the “Vendor”),

ROYAL GOLD, INC., a corporation incorporated under the laws of the State of Delaware

(“Royal Gold”),

- and -

THOMPSON CREEK METALS COMPANY INC., a corporation incorporated under the laws of British Columbia

(“Thompson Creek”).

WITNESSES THAT:

WHEREAS Vendor, Purchaser, Thompson Creek and Royal Gold are parties to that certain Amended and Restated Purchase and Sale Agreement dated as of December 14, 2011, as amended by that certain First Amendment to Amended and Restated Purchase and Sale Agreement, dated August 8, 2012 (the “Amended and Restated Agreement”);

WHEREAS pursuant to Section 17.6 of the Amended and Restated Agreement, the Amended and Restated Agreement may not be changed, amended or modified in any manner, except pursuant to an instrument in writing signed on behalf of each of the Parties thereto;

WHEREAS Vendor, Purchaser, Thompson Creek and Royal Gold desire to make certain amendments to the Amended and Restated Agreement as set forth in this Second Amendment to the Amended and Restated Agreement (this “Second Amendment”);

AND WHEREAS, unless otherwise defined herein, capitalized terms when used in this Second Amendment (including these recitals) shall have the respective meanings set forth in the Amended and Restated Agreement.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, the Parties mutually agree as follows:

1.              Amendments to Article 1 of the Amended and Restated Agreement.

The following definitions are hereby inserted into Section 1.1 of the Amended and Restated Agreement in the applicable alphanumeric location:

“Cap Expiration Date” has the meaning set out in Section 8.6(a).

“Determination Date” has the meaning set out in Section 8.6(g)(iii).

“Existing Encumbrance Cap” has the meaning set out in Section 8.6(a).

“Gold Recovery Condition” means the achievement of 80% of the designed average daily gold metallurgical recovery rate of 71% for one calendar quarter. The average daily gold metallurgical recovery rate for a given calendar quarter shall be calculated by dividing (x) the sum of the gold metallurgical recovery rates achieved for each calendar day during the calendar quarter by (y) the number of calendar days in such quarter. If the average daily gold metallurgical recovery rate for a given calendar quarter is at or above 56.8%, the Gold Recovery Condition will have been satisfied for such quarter.

“Response Period” has the meaning set out in Section 8.6(g)(iii).

“Second Amendment” means that certain Second Amendment to Amended and Restated Purchase and Sale Agreement by and among Vendor, Purchaser, Thompson Creek, and Royal Gold dated December 11, 2014.

“Second Amendment Effective Date” has the meaning set out in Section 4 of the Second Amendment.

“Special Encumbrance Cap” has the meaning set out in Section 8.6(g)(i).

“Special Encumbrance Period” has the meaning set out in Section 8.6(g)(i).

“Throughput and Recovery Report” has the meaning set out in Section 8.6(g)(ii).

“Throughput Condition” means the achievement of 80% of the designed average daily mill throughput of 60,000 tonnes for one calendar quarter. The average daily mill throughput for a given calendar quarter shall be calculated by dividing (x) the sum of the tonnes of mill throughput achieved for each calendar day during the calendar quarter by (y) the number of calendar days in such quarter. If the average daily mill throughput for a given calendar quarter is at or above 48,000 tonnes, the Throughput Condition will have been satisfied for such quarter.

“Unit” has the meaning given in the definition of Monthly Production Report.

2.              Additional Amendment to Article 1 of the Amended and Restated Agreement

A.              The definition of “Monthly Production Report” set forth in Article 1 of the Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following:

“Monthly Production Report” means:

(a)         a written report in relation to a calendar month prepared by the Vendor or its Affiliates with respect to the Milligan Project, together with such other materials and information as the Purchaser reasonably may request, which at a minimum shall include:

(i)                                     a narrative of the operational performance of the Milligan Project for each of the following operational departments or major budget units: health and safety, mining, processing, environmental, and administration (herein “Unit”);

(ii)                                  A narrative of optimization projects, programs and initiatives underway within each Unit;

(iii)                               Operating and capital expenses, and unit costs for each Unit and on a consolidated basis;

(iv)          a summary of the types, tonnes or tons of materials mined and gold and copper grade of ore mined;

(v)                                 types, tonnes or tons and gold and copper grade of any ore stockpiled;

(vi)                              with respect to any processing plant of the Milligan Facilities, the types, tonnes or tons and gold and copper grade of processed ore; recoveries for gold and copper; dry concentrate tonnage or tonage and gold and copper grades; and doré weight and gold grade;

(vii)                           the number of ounces of gold and copper contained in ore processed during such month, but not delivered to an Offtaker by the end of such month; and

(viii)                        a narrative of other noteworthy matters when information is available, including but not limited to: (A) marketing, transportation, geology and exploration, land and tile, and legal activities, (B) material health and safety violations, (C) material violations of Applicable Law (including Environmental Laws), (D) blockades or other disputes or disturbances with First Nations groups, and (E) a summary of the status of Permits and Permit applications and any Permit violations.”

3.                                      Amendments to Article 8 of the Amended and Restated Agreement.

A.            Section 8.6(a) of the Amended and Restated Agreement is hereby amended as follows:

(a)   By deleting the first sentence in its entirety and replacing it with the following:

“Until the earlier of (i) the date on which 425,000 ounces of Refined Gold have been sold and Delivered to the Purchaser under this Agreement and (ii) the date on which the outstanding balance of the Payment Deposit, as set forth in the Deposit Record, has been reduced by US$280,000,000 (such earlier date, the “Cap Expiration Date”), neither the Vendor nor any Affiliate of the Vendor shall grant or incur Encumbrances against the assets of the Milligan Project (excluding, for the avoidance of doubt, any Financing described in Section 8.6(e)(i) or any Encumbrance described in Section 8.6(g)), which Encumbrances are senior to or pari passu with the liens granted to the Purchaser under the Security Agreements in aggregate principal amount exceeding US$350,000,000, whether in respect of any Financing or any other secured financing (the “Existing Encumbrance Cap”).  For the avoidance of doubt, the Parties acknowledge and agree that, on the Cap Expiration Date, the Existing Encumbrance Cap set forth in the preceding sentence and the Special Encumbrance Cap set forth in Section 8.6(g)(i) shall terminate.”

B.            Section 8.6 of the Amended and Restated Agreement is hereby amended by inserting the following as a new Section 8.6(g):

“(g)

(i)             Commencing on the Second Amendment Effective Date and ending on the Cap Expiration Date (the “Special Encumbrance Period”), the Vendor and/or any of its Affiliates may incur Encumbrances against the assets of the Milligan Project, which Encumbrances are senior to or pari passu with the liens granted to the Purchaser under the Security Agreements, and such Encumbrances will not be subject to the Existing Encumbrance Cap, provided that (A) such Encumbrances (x) secure hedging obligations of the Vendor or any of its Affiliates incurred in connection with (a) gold and copper production solely from the Milligan Project or (b) foreign currency exchange risk relating solely to the Milligan Project or (y) secure one or more corporate credit facility(ies) provided to the Vendor or any of its Affiliates, the proceeds of which are utilized by Vendor solely in connection with the Milligan Project and (B) the aggregate amount of the obligations secured by such Encumbrances does not exceed the Special Encumbrance Cap at any given time during the Special Encumbrance Period. “Special Encumbrance Cap” means: (1) from and after the Second Amendment Effective Date, $25,000,000, and, (2) from and after the Determination Date, $50,000,000.  For avoidance of doubt, the cumulative Special Encumbrance Cap shall not exceed $50,000,000.

(ii)          As soon as practicable after the end of each calendar quarter, commencing with the first calendar quarter ending after the Second Amendment Effective Date and ending on the Determination Date (as defined below), the Vendor shall provide to the Purchaser a report summarizing the average daily mill throughput at the Milligan Facilities and the average daily gold metallurgical recovery rate, in each case, for the calendar quarter just completed (the “Throughput and Recovery Report”).

(iii)       If the Throughput and Recovery Report appears to evidence the satisfaction of the Gold Recovery Condition and the Throughput Condition for the applicable calendar quarter, then, within five Business Days following its receipt of the Throughput and Recovery Report (the “Response Period”), the Purchaser shall (acting reasonably) notify the Vendor that it accepts or rejects the Throughput and Recovery Report. If the Purchaser rejects the Throughput and Recovery Report or any aspect thereof, the Purchaser, acting in good faith, shall discuss its objections with the Vendor in a bona fide effort to resolve such objections within five Business Days after the expiration of the Response Period. A failure of the Purchaser to notify the Vendor by the expiration of the Response Period that it rejects the Throughput and Recovery Report or any aspect thereof shall be construed as an acceptance of the Throughput and Recovery Report.  Effective as of the earlier of (A) the Purchaser’s acceptance of the Throughput and Recovery Report, (B) the expiration of the Response Period, during which period the Purchaser fails to notify the Vendor that it rejects the Throughput and Recovery Report, and (C) the date on which the Vendor and the Purchaser resolve any objections of the Purchaser with respect to the Throughput and Recovery Report and agree that it evidences the satisfaction of the Gold Recovery Condition and the Throughput Condition (such date, the “Determination Date”), the Special Encumbrance Cap shall be increased to $50,000,000, and no additional Throughput and Recovery Reports will be required from the Vendor. For avoidance of doubt, if the Purchaser rejects the Throughput and Recovery Report or any aspect thereof prior to the expiration of the Response Period, the Determination Date shall not occur unless and until the Vendor and the Purchaser have resolved any objections of the Purchaser with respect to the Throughput and Recovery Report and agree that it evidences the satisfaction of the Gold Recovery Condition and the Throughput Condition.

(iv)      If the Determination Date does not occur, then the Special Encumbrance Cap will remain at $25,000,000, and the Vendor will submit a Throughput and Recovery Report for the following quarter(s) until the Determination Date.

4.                                      Conditions to Effectiveness.

The amendments to the Amended and Restated Agreement set forth in this Second Amendment shall become effective when this Second Amendment is signed and delivered by the Parties (the “Second Amendment Effective Date”).

5.                                      General.

A.            Except as otherwise expressly provided by this Second Amendment, all terms, conditions and provisions of the Amended and Restated Agreement shall remain unchanged.  It is declared and agreed by each of the Parties that the Amended and Restated Agreement, as amended hereby, shall continue in full force and effect, and that this Second Amendment and the Amended and Restated Agreement shall be read and construed as one instrument.

B.            This Second Amendment shall be governed by and construed under the laws of the Province of British Columbia and the federal laws of Canada applicable therein (without regard to its laws relating to any conflicts of laws).  The United Nations Vienna Convention on Contracts for the International Sale of Goods shall not apply to this Second Amendment.

C.            This Second Amendment may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this Second Amendment.

IN WITNESS WHEREOF the Parties have executed this Second Amendment as of the day and year first written above.

[Signature page follows]

RGLD GOLD AG

Per:	/s/ Stefan Wenger
Stefan Wenger
Vice Chairman

Per:	/s/ Jason Hynes
Jason Hynes Vice President

TERRANE METALS CORP.

Per:	/s/ Pamela L. Saxton
	Name:	Pamela L. Saxton
	Title:	EVP and Chief Financial Officer

ROYAL GOLD, INC.

Per:	/s/ William Heissenbuttel
	Name:	William Heissenbuttel
	Title:	Vice President Corporate Development

THOMPSON CREEK METALS COMPANY INC.

Per:	/s/ Pamela L. Saxton
	Name:	Pamela L. Saxton
	Title:	EVP and Chief Financial Officer

SECOND AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT COLLATERAL DATED AS OF DECEMBER 11, 2014.

BETWEEN:

TERRANE METALS CORP., a company amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metal Corp., 26 West Dry Creek Circle, Littleton, Colorado 80120 (Fax No. 303 761 7420)

(“Vendor”)

AND:

RGLD GOLD AG (formerly known as RGL ROYALTY AG), a corporation incorporated under the laws of Switzerland, c/o SchelPart AG, Baarerstrasse 71, 6300 Zug, Switzerland (Fax No. +41 41 530 1433)

(the “Purchaser”)

BACKGROUND

A.                                    Vendor, the Purchaser, Royal Gold, Inc., a corporation organized under the laws of the State of Delaware and Thompson Creek Metals Company Inc., a company governed by the laws of the Province of British Columbia, are parties to a gold purchase and sale agreement dated October 20, 2010 (the “Original Purchase Agreement”).

B.                                    Pursuant to the terms of the Original Purchase Agreement, Vendor executed and delivered to the Purchaser a security agreement collateral dated as of October 20, 2010 which created a security interest in the Collateral as therein defined (the “Original Security Agreement”).

C.                                    Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the Original Purchase Agreement in its entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 (the “Amended Purchase Agreement”).

D.                                    Pursuant to the terms of the Amended Purchase Agreement, Vendor executed and delivered to the Purchaser an amended and restated security agreement collateral dated as of December 14, 2011 which created a security interest in the Collateral as therein defined (the “Amended and Restated Security Agreement”).

E.                                     Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend the Amended Purchase Agreement and therefore entered into a first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “First PSA Amendment”).

F.                                      Pursuant to the terms of the First PSA Amendment, the Vendor and the Purchaser amended the Amended and Restated Security Agreement on the terms set forth in a first amendment to the amended and restated security agreement dated as of August 8, 2012 (the “First Security Agreement Amendment”).

G.                                    Vendor, the Purchaser, Thompson Creek and Royal Gold desire to make certain further amendments to the Amended Purchase Agreement and have therefore entered into a second amendment to amended and restated purchase and sale agreement dated as of December 11, 2014 (the “Second PSA Amendment”).

H.                                   It is a condition of the Second PSA Amendment that the Vendor and the Purchaser amend the Amended and Restated Security Agreement on the terms set forth in this second amendment to the amended and restated security agreement dated as of December 11, 2014 (the “Second Security Agreement Amendment”).

AGREEMENTS

NOW THEREFORE in consideration of the mutual covenants herein contained, the parties agree as follows:

1.                                      Amendments

1.1                               The Amended and Restated Security Agreement be and is hereby amended as follows:

(a)                                 Recital C is deleted in its entirety and replaced as follows:

“Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the original purchase agreement in it entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 as amended by the first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 and by the second amendment to amended and restated purchase and sale agreement dated as of December 11, 2014 (the “Purchase Agreement”).

(b)                                 The definition of Security Agreement as defined in Schedule 1.1 is hereby deleted and replaced with the following:

““Security Agreement” means this amended and restated security agreement as amended by the first amendment to amended and restated security agreement dated as of August 8, 2012 and by the second amendment to amended and restated security agreement dated as of December 11, 2014 and all schedules attached thereto.  All uses of the words “hereto”, “herein”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Security Agreement and not to any particular section or portion of it.  References to an “Article”, “Section”, “Subsection” or “Schedule” refer to the applicable article, section, subsection or schedule of this Security Agreement.”

2.                                      General

2.1                               Except as otherwise expressly provided by this Second Security Agreement Amendment, all terms, conditions and provisions of the Amended and Restated Security Agreement as amended by First Security Agreement Amendment shall remain unchanged.  It is declared and agreed by each of the parties that the Amended and Restated Security Agreement, as amended by the First Security Agreement Amendment and this Second Security Agreement Amendment shall continue in full force and effect, and that the Amended and Restated Security Agreement, the First Security Agreement Amendment and this Second Security Agreement Amendment shall be read and construed as one instrument.

2.2                               This Second Security Agreement Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Security Agreement Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this Second Security Agreement Amendment.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Second Security Agreement Amendment on the respective dates appearing below.

TERRANE METALS CORP.

By:	/s/ Pamela L. Saxton
Authorized Signatory

Dated:	12/11/14

RGLD GOLD AG

By:	/s/ Bruce C. Kirchhoff
Authorized Signatory

Dated: 12/11/14

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SECOND AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT MINING CLAIMS AND LEASES DATED AS OF DECEMBER 11, 2014.

BETWEEN:

TERRANE METALS CORP., a company amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metal Corp., 26 West Dry Creek Circle, Littleton, Colorado 80120 (Fax No. 303 761 7420)

(“Vendor”)

AND:

RGLD GOLD AG (formerly known as RGL ROYALTY AG), a corporation incorporated under the laws of Switzerland, c/o SchelPart AG, Baarerstrasse 71, 6300 Zug, Switzerland (Fax No. +41 41 530 1433)

(the “Purchaser”)

BACKGROUND

I.                                        Vendor, the Purchaser, Royal Gold, Inc., a corporation organized under the laws of the State of Delaware and Thompson Creek Metals Company Inc., a company governed by the laws of the Province of British Columbia, are parties to a gold purchase and sale agreement dated October 20, 2010 (the “Original Purchase Agreement”).

J.                                        Pursuant to the terms of the Original Purchase Agreement, Vendor executed and delivered to the Purchaser a security agreement mining claims dated as of October 20, 2010 which created a security interest in the Collateral as therein defined (the “Original Security Agreement”).

K.                                   Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the Original Purchase Agreement in its entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 (the “Amended Purchase Agreement”).

L.                                     Pursuant to the terms of the Amended Purchase Agreement, Vendor executed and delivered to the Purchaser an amended and restated security agreement mining claims and leases dated as of December 14, 2011 which created a security interest in the Collateral as therein defined (the “Amended and Restated Security Agreement”).

M.                                 Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend the Amended Purchase Agreement and therefore entered into a first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “First PSA Amendment”).

N.                                    Pursuant to the terms of the First PSA Amendment, the Vendor and the Purchaser amended the Amended and Restated Security Agreement on the terms set forth in a first amendment to the amended and restated security agreement dated as of August 8, 2012 (the “First Security Agreement Amendment”).

O.                                    Vendor, the Purchaser, Thompson Creek and Royal Gold desire to make certain further amendments to the Amended Purchase Agreement and have therefore entered into a second amendment to amended and restated purchase and sale agreement dated as of December 11, 2014 (the “Second PSA Amendment”).

P.                                      It is a condition of the Second PSA Amendment that the Vendor and the Purchaser amend the Amended and Restated Security Agreement on the terms set forth in this second amendment to the amended and restated security agreement dated as of December 11, 2014 (the “Second Security Agreement Amendment”).

AGREEMENTS

NOW THEREFORE in consideration of the mutual covenants herein contained, the parties agree as follows:

3.                                      Amendments

3.1                               The Amended and Restated Security Agreement be and is hereby amended as follows:

(a)                                 Recital C is deleted in its entirety and replaced as follows:

“Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the original purchase agreement in it entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 as amended by the first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 and by the second amendment to amended and restated purchase and sale agreement dated as of December 11, 2014 (the “Purchase Agreement”).

(b)                                 The definition of Security Agreement as defined in Schedule 1.1 is hereby deleted and replaced with the following:

““Security Agreement” means this amended and restated security agreement as amended by the first amendment to amended and restated security agreement dated as of August 8, 2012 and by the second amendment to amended and restated security agreement dated as of December 11, 2014 and all schedules attached thereto.  All uses of the words “hereto”, “herein”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Security Agreement and not to any particular section or portion of it.  References to an “Article”, “Section”, “Subsection” or “Schedule” refer to the applicable article, section, subsection or schedule of this Security Agreement.”

4.                                      General

4.1                               Except as otherwise expressly provided by this Second Security Agreement Amendment, all terms, conditions and provisions of the Amended and Restated Security Agreement as amended by First Security Agreement Amendment shall remain unchanged.  It is declared and agreed by each of the parties that the Amended and Restated Security Agreement, as amended by the First Security Agreement Amendment and this Second Security Agreement Amendment shall continue in full force and effect, and that the Amended and Restated Security Agreement, the First Security Agreement Amendment and this Second Security Agreement Amendment shall be read and construed as one instrument.

4.2                               This Second Security Agreement Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Security Agreement Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this Second Security Agreement Amendment.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Second Security Agreement Amendment on the respective dates appearing below.

TERRANE METALS CORP.

By:	/s/ Pamela L. Saxton
Authorized Signatory

Dated:	12/11/14

RGLD GOLD AG

By:	/s/ Bruce C. Kirchhoff
Authorized Signatory

Dated: 12/11/14

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SECOND AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT FLOATING CHARGE DATED AS OF DECEMBER 11, 2014.

BETWEEN:

TERRANE METALS CORP., a company amalgamated under the laws of British Columbia by amalgamation of 0888046 B.C. Ltd. and Terrane Metal Corp., 26 West Dry Creek Circle, Littleton, Colorado 80120 (Fax No. 303 761 7420)

(“Vendor”)

AND:

RGLD GOLD AG (formerly known as RGL ROYALTY AG), a corporation incorporated under the laws of Switzerland, c/o SchelPart AG, Baarerstrasse 71, 6300 Zug, Switzerland (Fax No. +41 41 530 1433)

(the “Purchaser”)

BACKGROUND

Q.                                    Vendor, the Purchaser, Royal Gold, Inc., a corporation organized under the laws of the State of Delaware, and Thompson Creek Metals Company Inc., a company governed by the laws of the Province of British Columbia, are parties to a gold purchase and sale agreement dated October 20, 2010 (the “Original Purchase Agreement”).

R.                                    Pursuant to the terms of the Original Purchase Agreement, Vendor executed and delivered to the Purchaser a security agreement floating charge dated as of October 20, 2010 which created a security interest in the Collateral as therein defined (the “Original Security Agreement”).

S.                                      Vendor, the Purchaser, Thompson Creek, and Royal Gold desired to amend and restate the Original Purchase Agreement in its entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 (the “Amended Purchase Agreement”).

T.                                     Pursuant to the terms of the Amended Purchase Agreement, Vendor executed and delivered to the Purchaser an amended and restated security agreement floating charge dated as of December 14, 2011 which created a security interest in the Collateral as therein defined (the “Amended and Restated Security Agreement”).

U.                                    Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend the Amended Purchase Agreement and therefore entered into a first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 (the “First PSA Amendment”).

V.                                    Pursuant to the terms of the First PSA Amendment, the Vendor and the Purchaser amended the Amended and Restated Security Agreement on the terms set forth in a first amendment to the amended and restated security agreement dated as of August 8, 2012 (the “First Security Agreement Amendment”).

W.                                 Vendor, the Purchaser, Thompson Creek and Royal Gold desire to make certain further amendments to the Amended Purchase Agreement and have therefore entered into a second amendment to amended and restated purchase and sale agreement dated as of December 11, 2014 (the “Second PSA Amendment”).

X.                                    It is a condition of the Second PSA Amendment that the Vendor and the Purchaser amend the Amended and Restated Security Agreement on the terms set forth in this second amendment to the amended and restated security agreement dated as of December 11, 2014 (the “Second Security Agreement Amendment”).

AGREEMENTS

NOW THEREFORE in consideration of the mutual covenants herein contained, the parties agree as follows:

5.                                      Amendments

5.1                               The Amended and Restated Security Agreement be and is hereby amended as follows:

(a)                                 Recital C is deleted in its entirety and replaced as follows:

“Vendor, the Purchaser, Thompson Creek and Royal Gold desired to amend and restate the original purchase agreement in it entirety and have therefore entered into an amended and restated gold purchase and sale agreement dated December 14, 2011 as amended by the first amendment to amended and restated purchase and sale agreement dated as of August 8, 2012 and by the second amendment to amended and restated purchase and sale agreement dated as of December 11, 2014 (the “Purchase Agreement”)”.

(b)                                 The definition of Security Agreement as defined in Schedule 1.1 is hereby deleted and replaced with the following:

““Security Agreement” means this amended and restated security agreement as amended by the first amendment to amended and restated security agreement dated as of August 8, 2012 and by the second amendment to amended and restated security agreement dated as of December 11, 2014 and all schedules attached thereto.  All uses of the words “hereto”, “herein”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Security Agreement and not to any particular section or portion of it.  References to an “Article”, “Section”, “Subsection” or “Schedule” refer to the applicable article, section, subsection or schedule of this Security Agreement.”

6.                                      General

6.1                               Except as otherwise expressly provided by this Second Security Agreement Amendment, all terms, conditions and provisions of the Amended and Restated Security Agreement as amended by First Security Agreement Amendment shall remain unchanged.  It is declared and agreed by each of the parties that the Amended and Restated Security Agreement, as amended by the First Security Agreement Amendment and this Second Security Agreement Amendment shall continue in full force and effect, and that the Amended and Restated Security Agreement, the First Security Agreement Amendment and this Second Security Agreement Amendment shall be read and construed as one instrument.

6.2                               This Second Security Agreement Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Security Agreement Amendment by telecopy or electronic scan shall be effective as delivery of a manually executed counterpart of this Second Security Agreement Amendment.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

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TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Second Security Agreement Amendment on the respective dates appearing below.

	Execution Date			Party(ies) Signature(s) (ALL SIGNATURES TO
Officer Signature(s)	Y	M	D	BE IN BLACK INK)

/s/ Sandra J. Yokooji	14	12	11	TERRANE METALS CORP., by its authorized signatory(ies)
(Signature)
Sandra J. Hokooji				/s/ Pamela L. Saxton
(Print Name)				Print name: Pamela L. Saxton
2279 S Yosemite Cir, Denver, CO 80231
(Address)
Notary Public
(Professional Capacity)

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1996, c. 124, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

	Execution Date			Party(ies) Signature(s) (ALL SIGNATURES TO
Officer Signature(s)	Y	M	D	BE IN BLACK INK)

/s/ Janet Lynn Reed	14	12	11	RGLD GOLD AG, by its authorized signatory(ies)
(Signature)
Janet Reed				/s/ Bruce C. Kirchhoff
(Print Name)				Print name: Bruce C. Kirchhoff
1660 Wynkoop St, Ste 1000, Denver, CO 80202
(Address)
Notary Public
(Professional Capacity)

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1996, c. 124, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

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